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                                                                    EXHIBIT 10.8




                              INDEMNITY AGREEMENT


This Agreement is made effective as of the ______ day of ____________, 1997, between VALERO ENERGY CORPORATION (FORMERLY VALERO REFINING AND MARKETING COMPANY), a Delaware corporation (the "Corporation"), and the undersigned WILLIAM E. GREEHEY ("Agent") with reference to the following facts.

The Agent is currently serving as a Director and/or Officer of the Corporation at the request of the Corporation and the Corporation wishes the Agent to continue in such capacity. The Agent is willing, under certain circumstances, to continue in such capacity.

In addition to the indemnification to which the Agent is entitled pursuant to the By-Laws, as amended (the "By-Laws"), and Restated Certificate of Incorporation of the Corporation, and as additional consideration for the Agent's service, the Corporation has obtained at its expense directors' and officers' liability insurance protecting the Agent in connection with such service. However, such insurance may be subject to cancellation and does not fully protect Agent with respect to the advancement of expenses.

The Agent has indicated that he/she does not regard the indemnities available under the Corporation's By-Laws and Restated Certificate of Incorporation, as amended, and such insurance as adequate to protect him/her against the risks associated with service to the Corporation.

In order to induce the Agent to continue to serve as a Director and/or Officer of the Corporation and in consideration for his/her continued service, the Corporation hereby agrees to indemnify the Agent as follows:

1. The Corporation will pay on behalf of the Agent, and the Agent's executors, administrators or assigns, to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware, or by any amendment thereof or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof, any amount which the Agent is or becomes legally obligated to pay because of any claim or claims made against the Agent because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which the Agent commits or suffers while acting in the Agent's capacity as a Director or Officer of the Corporation or, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (a "Designated Entity") and solely because of the Agent's being or acting in such capacity. In the event the Agent shall be a director or officer of any corporation, 35% or more of the common stock or other voting securities of which are owned, directly or indirectly, by the Corporation, it shall be presumed conclusively that the Agent is so acting at the request of the Corporation. The payments which the Corporation will be obligated to make hereunder shall include, inter alia, damages, judgments, settlements and costs, costs of investigation (excluding salaries of officers or employees of the Corporation) and costs of defense of legal, arbitral, or administrative actions, suits, claims, proceedings or investigations (whether civil, criminal or investigative in nature) and appeals therefrom, and costs of attachment, appeal or similar bonds; provided, however, that the Corporation shall not be obligated to make any payments
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hereunder (including payment of any fines or other obligations or fees imposed by law or otherwise) which it is prohibited by applicable law from paying.

2. If a claim under this Agreement is not paid by the Corporation, or on its behalf, within forty-five days after a written claim has been received by the Corporation, the Agent or other claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim (including reasonable attorneys fees).

3. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers reasonably required and shall, at the expense of the Corporation, do everything that may be reasonably necessary to secure such rights, including the execution of such documents reasonably necessary to enable the Corporation effectively to bring suit to enforce such rights.

4. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Agent:

(a) for which payment is actually made under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such policy;

(b) for which the Agent has been indemnified by the Corporation otherwise than pursuant to this Agreement, except in respect of any excess beyond the amount of payment under such other indemnification;

(c) based upon or attributable to the Agent gaining in fact (as established in a final and binding judgment or other adjudication of such issue) any material personal profit or advantage to which he/she was not legally entitled;

(d) for an accounting of profits made from the purchase or sale by the Agent of securities of the Corporation pursuant to Section 16(b) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder;

(e) brought about or contributed to by the knowingly fraudulent, deliberately dishonest or willful misconduct of the Agent; provided however, that notwithstanding the foregoing, the Agent shall be protected under this Agreement as to any claims upon which suit may be brought against Agent by reason of any such alleged misconduct, unless a judgment or other final adjudication thereof adverse to the Agent shall establish that Agent committed (i) acts of active and deliberate fraud, dishonesty or misconduct
     (ii) with actual fraudulent, dishonest or willful purpose and intent, (iii) which acts were material to the cause of action so adjudicated; or

(f) with respect to any action, suit, claim, proceeding or investigation to which Agent and the Corporation (or a Designated Entity, as hereinafter defined, or other subsidiary or affiliate of the Corporation) are both parties, if the Agent has not fully cooperated in the joint defense thereof and the Corporation (or such other entity) is materially prejudiced thereby.

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The Corporation shall advance costs and expenses (including reasonable attorneys' fees) incurred by Agent in connection with any claim described in clauses (a) through (e) above, in accordance with paragraph 7 hereof, unless the determination specified in such paragraph 7 is made.

Except as expressly set forth above or otherwise expressly limited herein, the parties intend, and this Agreement shall be construed, to provide indemnification to the Agent to the fullest extent permitted by applicable law.

5. The Agent shall give to the Corporation notice in writing as soon as practicable of any claim made against him/her for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to Valero Energy Corporation, 530 McCullough Avenue, San Antonio, TX 78215
Attention: General Counsel (or such other address as to the Corporation shall designate in writing to the Agent); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Agent shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Agent's power. However, failure to give any such notice, information or cooperation shall relieve Corporation of its obligation hereunder only to the extent it is materially prejudiced thereby.

6. With respect to any such claim, action, suit, proceeding or investigation as to which Agent notifies Corporation of the commencement thereof:

(a)  Corporation will be entitled to participate therein at its own expense; and

(b) Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Agent. After receipt of notice from Corporation to Agent of its election to so assume the defense thereof, Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Agent shall have the right to employ his/her own counsel in such action, suit, proceeding or investigation but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by Corporation, (ii) Agent shall have reasonably concluded that there may be a conflict of interest between Corporation and Agent in the conduct of the defense of such action, or
     (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel employed by Agent shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit, proceeding or investigation brought by or on behalf of Corporation or as to which Agent shall have made the conclusion provided for in (ii) above.

(c) Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent. Neither Corporation nor Agent will unreasonably withhold their consent to any proposed settlement.

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7.   Except as limited by paragraph 6 hereof, costs and expenses (including attorneys' fees) incurred by the Agent in defending or investigating any claim, action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, and Agent hereby undertakes to repay any such advances in the event but only to the extent that it is ultimately determined that the Agent is not entitled to indemnification therefor under the terms of this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the Board or counsel at the time such determination is made, either (a) it is more likely than not that in a judgment or other final adjudication it will ultimately be determined that the Agent is not entitled to indemnification under the terms of this Agreement or (b) in the case of any action, suit, claim, proceeding or investigation to which the Agent and the Corporation (or a Designated Entity or other subsidiary or affiliate of the Corporation) are both parties, the Agent has not fully cooperated in the joint defense thereof and the Corporation (or such entity) has been materially prejudiced thereby.

8. If the Agent is deceased and is entitled to indemnification or advancement of expenses under any provision of this Agreement, the Corporation shall indemnify Agent's estate and Agent's spouse, heirs, administrator and executors against, and the Corporation shall, and does hereby, agree to assume any and all expenses (including attorneys' fees), penalties and fines actually and reasonably incurred by or for the Agent or the Agent's estate, in connection with the investigation, defense, settlement or appeal of any such action, suit, proceeding or investigation. Further, when requested in writing by the spouse of Agent and/or the heirs, executors or administrators of Agent's estate, the Corporation shall provide appropriate evidence of Corporation's agreement set out herein, to indemnify Agent against and to itself assume such costs, liabilities and expenses.

9. If Agent is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Agent in the investigation, defense, appeal or settlement of such suit, action, claim, proceeding or investigation but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify the Agent for the portion thereof to which the Agent is entitled.

10. The termination of any action, suit, claim, proceeding or investigation which is covered by this Agreement by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption for the purposes of this Agreement that the Agent did not act in good faith.

11. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

12. This indemnification and advance payment of expenses as provided by any provision to this Agreement shall not be deemed exclusive of any other rights to which Agent may be entitled in any capacity under any provision of law, the Restated Certificate of Incorporation, as amended, and

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By-Laws, this or other agreement, policy of insurance, vote of stockholders or disinterested directors, or otherwise. All agreements and obligations of Corporation contained herein shall continue during the period Agent is a Director, Officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, joint venture, trust or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit, claim, proceeding or investigation, whether, civil, criminal or investigative, by reason of the fact that Agent was a Director or Officer of Corporation or serving in any other capacity referred to herein.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (exclusive of the conflict-of-laws rule thereof).

14. This Agreement shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Agent.

15. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed and signed effective as of the day and year first above written.

                                    VALERO ENERGY CORPORATION

                                    By:
                                       _______________________________________


                                    AGENT

                                    _______________________________________
                                       [Agent]


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